SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 29, 2001
                                                         ----------------

                               NOVOSTE CORPORATION
             (Exact name of registrant as specified in its charter)
             ------------------------------------------------------

           Florida                        0-20727                 59-2787476
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(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                 File Number)           Identification)

         3890 Steve Reynolds Blvd., Norcross, GA          30093
         ---------------------------------------------------------
         (Address of principal executive offices)       (Zip Code)

        Registrant's telephone number, including area code (770) 717-0904
                                                           --------------

          (Former name or former address, if changed since last report)

Item 5. Other Events

      On January 29, 2001, the Registrant issued a press release announcing its financial results for the fourth quarter and year ended December 31, 2000. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      Exhibit 99.1 Press Release dated January 29, 2001.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2001


                                            NOVOSTE CORPORATION
                                            ------------------------------------
                                             (Registrant)


                                        By: /s/ Edwin Cordell
                                            ------------------------------------
                                            Edwin Cordell
                                            Chief Financial Officer